Exhibit 99.1
JOINT PRESS RELEASE Contacts: Hampton Roads Bankshares, Inc.
Jack W. Gibson
For Immediate Release Vice Chairman, President and
Chief Executive Officer
(757) 217-1000
Gateway Financial Holdings, Inc.
D. Ben Berry
Chairman and
Chief Executive Officer
(757) 422-8004
GATEWAY FINANCIAL HOLDINGS TO JOIN
HAMPTON ROADS BANKSHARES
NORFOLK, VIRGINIA AND VIRGINIA BEACH, VIRGINIA, September 24, 2008: Hampton Roads Bankshares, Inc. (NASDAQ: HMPR), the financial holding company for Bank of Hampton Roads and Shore Bank, and Gateway Financial Holdings, Inc. (NASDAQ: GBTS), the financial holding company of Gateway Bank & Trust Co., jointly announced today that the board of directors of each company approved the execution of, and the parties have executed, a definitive agreement in which Gateway Financial Holdings will merge with and into Hampton Roads Bankshares.
Under the terms of the merger agreement, Hampton Roads Bankshares will acquire all of the outstanding shares of Gateway Financial Holdings. Gateway Financial Holdings’ shareholders will receive 0.67 shares of Hampton Roads Bankshares common stock for each share owned of Gateway Financial Holdings. Preferred shareholders of Gateway Financial Holdings will receive comparable shares in the combined company. Seven members of the Gateway Financial Holdings Board of Directors will join the Hampton Roads Bankshares Board of Directors. The companies’ value the deal at $101 million based upon the 20-day weighted average closing price of Hampton Roads Bankshares’ stock through September 12, 2008, of $11.91.
The merger is anticipated to close in the fourth quarter of 2008 and is conditioned upon customary closing conditions, including receiving the requisite regulatory and stockholder approvals, and upon Gateway Financial Holdings raising approximately $30 million in additional capital. Pursuant to the terms of the merger agreement, Gateway Financial Holdings will merge with and into Hampton Roads Bankshares. Subsequent to the completion of the merger, Gateway Bank & Trust Co. will operate as a wholly owned subsidiary of Hampton Roads Bankshares. The companies anticipate that Gateway Bank & Trust Co.’s offices in Virginia
Beach, Chesapeake, Norfolk and Suffolk, Virginia, will be converted to Bank of Hampton Roads locations with the additional consolidation of overlapping market locations. Gateway Bank & Trust Co.’s offices outside of South Hampton Roads will continue to operate as either Gateway Bank & Trust Co. locations or, as presently the case in Richmond, Virginia, as The Bank of Richmond. D. Ben Berry will become President of Hampton Roads Bankshares and serve on its board of directors. David R. Twiddy will become President and Chief Executive Officer of

Gateway Bank & Trust Co. and an executive officer of Hampton Roads Bankshares
Gateway Financial Holdings is the financial holding company for Gateway Bank & Trust Co., a regional community bank with a total of thirty-seven full-service financial centers. In Virginia, Gateway has twenty-one offices with seven in Virginia Beach, six in Richmond, three in Chesapeake, two in Emporia, and one in each of Suffolk, Norfolk and Charlottesville. In North Carolina, Gateway has sixteen offices with three in Raleigh, three in Elizabeth City, two in Kitty Hawk, and one in each of Chapel Hill, Edenton, Moyock, Nags Head, Plymouth, Roper, Wake Forest and Wilmington. The Bank provides insurance through its Gateway Insurance Services, Inc. subsidiary, brokerage services through its Gateway Investment Services, Inc. subsidiary, mortgage banking services through its Gateway Bank Mortgage Inc. subsidiary, and title insurance services through its Gateway Title Agency, Inc. subsidiary. As of June 30, 2008, Gateway Financial Holdings had total assets of $2.1 billion, total deposits of $1.6 billion, total loans of $1.8 billion, and total stockholders’ equity of $164 million.
Jack W. Gibson, Vice Chairman, President and Chief Executive Officer of Hampton Roads Bankshares, stated, “The remarkable opportunity to combine Gateway Bank & Trust Co. with Bank of Hampton Roads and Shore Bank under Hampton Roads Bankshares is truly a strategic initiative that will solidify Hampton Roads Bankshares’ position as a market leader from the DelMarVa Peninsula through Hampton Roads and Northeastern North Carolina. Gateway Bank & Trust Co. and its seasoned management team lead by D. Ben Berry, its founding director and chief executive officer, is a well respected bank franchise that has grown tremendously over the past 10 years. I am excited to now join with their management team and dedicated employees to extend the profit driven, customer oriented operating philosophy that we have developed over the past 20 years at Hampton Roads Bankshares to all of the markets in which Gateway Bank & Trust Co. now operates, including Central and Richmond, Virginia, as well as Gateway’s North Carolina offices. Gateway Bank & Trust Co. has also built a solid foundation of non-bank products and services such as insurance, investments and mortgages that we can very soon offer across all 3 Hampton Roads Bankshares’ banks. This should further deepen our customer relationships and invite their continued long-term support. As always, Hampton Roads Bankshares will remain focused on delivering value to its shareholders and acting at all times in their best interest.”
D. Ben Berry, Chairman and Chief Executive Officer of Gateway Financial Holdings, commented, “The chance to join Hampton Roads Bankshares was one that was simply too good to pass up for our customers, communities, employees and shareholders. Gateway Bank & Trust Co. was built on a foundation of developing strong relationships and delivering value to our customers and shareholders in a true partnership. I have long enjoyed a relationship of mutual respect with Jack Gibson and in Hampton Roads Bankshares, he has very quietly built one of the most valuable bank franchises in Virginia. By putting the banks together, we now have some very exciting opportunities in an increasingly competitive bank marketplace to reward our shareholders’ support and confidence while continuing to deliver to our customers in a manner that allows them to be the best at what they do.”
Once the merger agreement is closed, Hampton Roads Bankshares will have combined assets of approximately $3 billion with its headquarters in Norfolk, Virginia, the largest financial center in Southeastern, Virginia.
McKinnon & Company acted as financial advisor to Hampton Roads Bankshares, Inc. and Williams Mullen served as its legal advisor. Sandler O’Neill + Partners, L.P. acted as financial advisor to Gateway Financial Holdings and Gaeta &

Eveson, P.A., served as its legal advisor.
About Hampton Roads Bankshares
Hampton Roads Bankshares, Inc. is a financial holding company that was formed in 2001 and is headquartered in Norfolk, Virginia. The Company’s primary subsidiaries are Bank of Hampton Roads and Shore Bank. The Banks engage in general community and commercial banking business, targeting the needs of individuals and small to medium-sized businesses. Currently, Bank of Hampton Roads operates 18 banking offices in the Hampton Roads region of southeastern Virginia and Shore Bank operates 8 banking offices on the Eastern Shore of Virginia and Maryland. Shares of Hampton Roads Bankshares common stock are traded on the NASDAQ Global Select Market under the symbol HMPR. Additional information about the Company and its subsidiaries can be found on the Web at www.hamptonroadsbanksharesinc.com.
About Gateway Financial Holdings, Inc.
Gateway Financial Holdings, Inc. is the parent company of Gateway Bank & Trust Co., a regional community bank with a total of thirty-seven full-service financial centers — twenty-one in Virginia: Virginia Beach (7), Richmond (6), Chesapeake (3), Emporia (2), Suffolk, Norfolk, and Charlottesville; and sixteen in North Carolina: Chapel Hill, Elizabeth City (3), Edenton, Kitty Hawk (2), Raleigh (3), Moyock, Nags Head, Plymouth, Roper, Wake Forest and Wilmington. The Bank provides insurance through its Gateway Insurance Services, Inc. subsidiary, brokerage services through its Gateway Investment Services, Inc. subsidiary, mortgage banking services through its Gateway Bank Mortgage, Inc. subsidiary, and title insurance services through its Gateway Title Agency, Inc. subsidiary. The common stock of the Corporation is traded on the Nasdaq Global Select Market under the symbol GBTS. For further information, visit the Corporation’s web site at www.gwfh.com.
Information about Hampton Roads Bankshares and Gateway Financial Holdings
Hampton Roads Bankshares will file with the Securities and Exchange Commission a registration statement on Form S-4 to register the shares of its common stock to be issued to the shareholders of Gateway Financial Holdings in connection with the proposed transaction. The registration statement will include a proxy statement/prospectus that will be sent to the shareholders of Gateway Financial Holdings seeking their approval of the proposed merger. The proxy statement/prospectus will contain important information about Hampton Roads Bankshares, Gateway Financial Holdings, and the merger and about the persons soliciting proxies from shareholders of both Hampton Roads Bankshares and Gateway Financial Holdings in the merger, including the company’s respective officers and directors, and their interests in the merger, such as their stock ownership in Gateway Financial Holdings.
Additional information about Gateway Financial Holdings’ directors and executive officers is included in Gateway Financial Holdings’ Annual Report on Form 10-K for the year ended December 31, 2007, which was filed with the Securities and Exchange Commission and is available on Gateway Financial Holdings’ website at www.gatewaybankandtrust.com and at the Gateway Financial Holdings’ address provided below.
Hampton Roads Bankshares and Gateway Financial Holdings urge the shareholders of both companies and other investors to read the registration statement on Form S-4 and the proxy statement/prospectus included in the registration statement on Form S-4, and any other relevant documents to be filed with the SEC in connection with the proposed transaction, because they will contain important information about Hampton Roads Bankshares, Gateway Financial Holdings, and the proposed transaction.
Shareholders and investors may obtain free copies of the proxy statement/prospectus and other documents related to the merger, once they are filed with the SEC, through the SEC’s website at www.sec.gov. Free copies of the proxy statement/prospectus and other relevant documents also may be obtained by directing a request by telephone or mail to the following:
Hampton Roads Bankshares, Inc.
999 Waterside Drive, Suite 200
Norfolk, VA 23510
Attention: Jack W. Gibson
Telephone Number: (757) 217-1000
Gateway Financial Holdings
1580 Laskin Road
Virginia Beach, Virginia 23451
Attention: D. Ben Berry
Telephone Number: (757) 422-4055
Certain statements in this press release may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that include projections, predictions, expectations, or beliefs about events or results or otherwise are not statements of historical facts, including statements relating to the timing and successful closing on the merger as well as future services to be offered by, and the financial condition and performance of, the combined companies. Although Hampton Roads Bankshares, Inc., and Gateway Financial Holdings, Inc., each believe that their respective expectations with respect to certain forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of their business and operations, there can be no assurance that actual results, performance or achievements of either or both Hampton Roads Bankshares, Inc., and Gateway Financial Holdings, Inc. will not differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Actual future results and trends may differ materially from historical results or those anticipated depending on a variety of factors, including an inability of the companies to complete the merger or a failure of the combined companies to achieve the operations and results expected after the merger. For an explanation of additional risks and uncertainties associated with forward-looking statements, please refer to the respective Annual Reports as filed by each of Hampton Roads Bankshares, Inc., and Gateway Financial Holdings, Inc. on Form 10-K for the year ended December 31, 2007, and other reports filed and furnished to the Securities and Exchange Commission. Neither Hampton Roads Bankshares,
Inc., nor Gateway Financial Holdings, Inc., undertake any obligation to update any forward-looking statements made in this press release and this release shall not constitute an offer to sell or the solicitation of an offer to buy securities in any jurisdiction in which such solicitation would be unlawful.
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